UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

STABLE ROAD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.
Venice, California	90291
(Address of principal executive offices)	(Zip Code)

(833) 478-2253

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, On October 7, 2020, Stable Road Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger, as amended on March 5, 2021, April 6, 2021 and June 29, 2021 (the “Merger Agreement”), by and among the Company, Project Marvel First Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“First Merger Sub”), Project Marvel Second Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Second Merger Sub”), and Momentus Inc., a Delaware corporation (“Momentus”), pursuant to which First Merger Sub will merge with and into Momentus (the “First Merger”), with Momentus being the surviving corporation of the First Merger (the “surviving corporation”), and immediately following the First Merger, the surviving corporation will merge with and into Second Merger Sub (the “Second Merger” and, collectively with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination” and the Company following such Business Combination, the “Combined Company”), with Second Merger Sub being the surviving company of the Second Merger.

On August 11, 2021, the Company held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals relating to the Business Combination set forth below. At the Special Meeting, holders of the Company’s Class A common stock and holders of the Company’s Class B common stock (together, the “common stock”) voted together. At the Special Meeting, only those holders of shares of the Company’s common stock as of the close of business on July 7, 2021, the record date for the Special Meeting, were entitled to vote. As of the record date, 22,087,838 shares of the Company’s common stock were outstanding and entitled to vote. At the Special Meeting, a total of 12,239,096 shares of common stock, representing approximately 55.41% of the outstanding shares of common stock entitled to vote, were present online or by proxy, constituting a quorum to conduct business.

The following is a brief description of the final voting results for the proposals submitted to a vote of the stockholders at the Special Meeting on August 11, 2021.

1. The Business Combination Proposal - With respect to the approval of the Merger Agreement, the votes were as follows:

Votes For	Votes Against	Abstentions
11,845,141	355,903	38,052

2. The Charter Amendment Proposal - With respect to the approval and adoption of the Second Amended and Restated Certificate of Incorporation of the Company, the votes were as follows:

Votes For	Votes Against	Abstentions
11,808,827	367,296	62,973

3. The Governance Proposals - With respect to the approval, on a non-binding basis, of the following governance proposals with respect to the material differences between the Company’s existing charter and the proposed charter in accordance with the United States Securities and Exchange Commission requirements, the votes were as follows:

(a) To approve an amendment to the Company’s existing charter to increase the total number of authorized shares of all classes of capital stock from 111,000,000 shares to, following the automatic conversion of all Class B common stock into Class A common stock immediately prior to the closing of the Business Combination, 270,000,000 shares, which would consist of (i) 250,000,000 shares of Class A common stock and (ii) 20,000,000 shares of preferred stock:

Votes For	Votes Against	Abstentions
11,499,460	629,890	109,746

(b) To approve an amendment to the Company’s existing charter to require, with respect to any vote to increase or decrease the number of authorized shares of any class or classes of stock (but not below the number of shares then outstanding), the affirmative vote of a majority of the holders of all the then-outstanding shares of capital stock of the Combined Company entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporations Law, and no vote of the holders of the Class A common stock voting separately as a class shall be required therefor:

Votes For	Votes Against	Abstentions
11,654,514	485,044	99,538

(c) To approve an amendment to the Company’s existing charter to provide, subject to the special rights of the holders of any series of preferred stock of the Combined Company, that no director may be removed from the Combined Company board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Combined Company entitled to vote generally in the election of directors voting together as a single class; provided that so long as there shall be a director who is approved by the CFIUS Monitoring Agencies (as defined below) (the “Security Director”), the Security Director shall not be removed except for cause and with the approval of (i) the U.S. Departments of Defense and the Treasury (the “CFIUS Monitoring Agencies”) and (ii) at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Combined Company entitled to vote generally in the election of directors voting together as a single class:

Votes For	Votes Against	Abstentions
11,369,165	757,001	112,930

(d) To approve an amendment to the Company’s existing charter to require the affirmative vote of either a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships (the “Whole Board”), or the holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally in the election of directors, voting together as a single class, for the adoption, amendment, or repeal any provision of the bylaws (in addition to any vote of the holders of any class or series of stock of required by applicable law or by the proposed charter of the Combined Company); provided, however, that if two-thirds of the Whole Board has approved such adoption, amendment or repeal, then only the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws; provided, further, that so long as there shall be a Security Director on the Combined Company board, Section 2.2 of the proposed bylaws of the Company shall not be amended except with the approval of the CFIUS Monitoring Agencies:

Votes For	Votes Against	Abstentions
11,431,290	703,735	104,071

(e) To approve an amendment to the Company’s existing charter to require the affirmative vote of either a majority of the board of directors or the holders of two-thirds of the voting power of the then-outstanding shares of capital stock of the Combined Company for the adoption, amendment, or repeal of certain provisions of the charter; provided that if two-thirds of the Whole Board has approved such amendment or repeal, then only the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock of the Combined Company will be required for the amendment or repeal of such provision; provided, further, that so long as there shall be a Security Director on the Combined Company board, the provisions of the proposed charter that shall be in effect as long as there shall be a Security Director on the Combined Company board, shall not be amended except with the approval of the CFIUS Monitoring Agencies:

Votes For	Votes Against	Abstentions
11,458,239	685,297	95,560

(f) To approve an amendment to the Company’s existing charter to clarify that the exclusive jurisdiction of the Chancery Court of the State of Delaware shall not apply to suits brought to enforce any duty or liability under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction. To the fullest extent permitted by law, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of claims arising under the Securities Act:

Votes For	Votes Against	Abstentions
11,701,960	419,599	117,537

(g) To approve an amendment to the Company’s existing charter to authorize all other proposed changes, including, among others, those (i) resulting from the Business Combination, including changing the post-business combination corporate name from “Stable Road Acquisition Corp.” to “Momentus Inc.” and removing certain provisions relating to the Company’s prior status as a blank check company and the Company’s Class B common stock that will no longer apply upon the Closing, or (ii) that are administrative or clarifying in nature, including the deletion of language without substantive effect:

Votes For	Votes Against	Abstentions
11,773,997	382,271	82,828

4. The Director Election Proposal - With respect to the approval of the proposal to elect six directors, effective as of and contingent upon the consummation of the Business Combination, to serve on the Combined Company’s board of directors, the votes were as follows:

	Votes For	Votes Against	Abstentions
Chris Hadfield	11,753,013	405,944	80,139
Brian Kabot	11,753,013	405,944	80,139
Mitchel B. Kugler	11,753,013	405,944	80,139
Kimberly A. Reed	11,753,013	405,944	80,139
Linda J. Reiners	11,753,013	405,944	80,139
John C. Rood	11,753,013	405,944	80,139

5. The Equity Incentive Plan Proposal - With respect to the approval of the proposal to adopt the 2021 Equity Incentive Plan, the votes were as follows:

Votes For	Votes Against	Abstentions
11,549,090	523,006	167,000

6. The Employee Stock Purchase Plan Proposal - With respect to the approval of the proposal to adopt the 2021 Employee Stock Purchase Plan, the votes were as follows:

Votes For	Votes Against	Abstentions
11,641,656	471,204	126,236

7. The Nasdaq Proposal - With respect to the approval of the issuance of more than twenty percent of the Company’s issued and outstanding common stock in connection with the Business Combination and the PIPE Investment, and the related change in control, the votes were as follows:

Votes For	Votes Against	Abstentions
11,720,977	436,872	81,247

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions set forth in the Merger Agreement, the Business Combination is expected to be consummated on August 12, 2021. Following the consummation of the Business Combination, the Class A common stock of the Combined Company is expected to begin trading on Nasdaq under the symbol “MNTS” on August 13, 2021.

The total number of shares of Class A common stock exercising redemption rights is 3,510,122.

Item 7.01 Regulation FD Disclosure.

On August 11, 2021, the Company issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 11, 2021.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Dated: August 11, 2021	By:	/s/ Brian Kabot
Brian Kabot Chief Executive Officer